UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 15, 2002
Date of Report (Date of Earliest Event Reported)

CARBITE GOLF, INC.
(Exact Name of Registrant as Specified in Its Charter)

0-28707
(Commission File Number)

British Columbia, Canada	33-0770893
(State or Other Jurisdiction of	(IRS Employer
Incorporation or Organization)	Identification No.)

9985 HUENNEKENS STREET
SAN DIEGO, CA 92121
(Address of Principal Executive Offices)

(858) 625-0065
(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

(a) On August 15, 2002, Carbite Golf Company issued a press release captioned as follows:

“CARBITE GOLF ANNOUNCES LAY OFF”

A copy of the press release is attached to this report as Exhibit 99.1. The Press Release is hereby incorporated herein with the same force and effect as if fully set forth herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

( c ) Exhibits.

99.1	Press Release, dated August 15, 2002, of Carbite Golf, Inc., captioned “Carbite Golf Announces Lay Off.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBITE GOLF, INC.

By:	/S/ STANLEY R. SOPCZYK

Stanley R. Sopczyk
President and CEO

Date: August 15, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 15, 2002, of Carbite Golf, Inc, captioned “Carbite Golf Announces Lay Off.”